Sterling Capital Corporation


                  Report for the Six Months Ended June 30, 2001
                                   (Unaudited)

                          STERLING CAPITAL CORPORATION
                  Report for the Six Months Ended June 30, 2001



                                    OFFICERS

Walter Scheuer .......................    Chairman of the Board of Directors
Wayne S. Reisner .....................    President
Mark Nikiper..........................    Executive Vice President and Secretary
Michael Carey ........................    Vice President and Treasurer



                                    DIRECTORS

Jay Eliasberg                                                    Nathan Kingsley
Arthur P. Floor                                                  Archer Scherl
                                 Walter Scheuer




    Transfer Agent and Registrar                         Custodian

    Registrar and Transfer Company                      Citibank, N.A.
               10 Commerce Drive                        120 Broadway
      Cranford, New Jersey 07016                  New York, New York  10271

                       Auditors                        General Counsel

   Tardino Tocci & Goldstein LLP                        Skadden, Arps,
          122 East 42nd Street                      Slate, Meagher & Flom
      New York, New York 10168                        Four Times Square
                                                   New York, New York 10036

                          STERLING CAPITAL CORPORATION
                               635 Madison Avenue
                              New York, N.Y. 10022


August 23, 2001

To our Shareholders:

               Following a weak performance in 2000, the equity market recorded further losses in the first half of this year with the S&P 500 Index and the DJIA showing price declines of 7.3% and 2.6%, respectively. For the S&P 500, this represented the lowest rate of return for the first half of any year since 1984. Fixed income markets generally fared better than equities as bond prices benefited from both an economic slowdown and investors seeking a safe haven from a declining stock market. Nevertheless, rates of return were modest with the Treasury Bond Composite posting only a 2% total return.

               The key issues facing the equity market continue to be deteriorating corporate profits and a weakening economy. Corporate profits in the latest quarter showed a year over year decline of approximately 20% and current estimates are for a 9% decline for the full year. This compares with consensus expectations of a 10% increase in profits as we entered this year. In addition, the economy continues to weaken with real GDP growth falling to 0.3% in the second quarter. The manufacturing sector has been particularly hard hit as illustrated by industrial production declining for nine consecutive months and the operating rate falling to 77%, its lowest level since 1983. Capital spending has also been reduced and, based on current excess capacity conditions and the pressure on corporate profits, is not expected to recover any time soon. On a more positive note, consumer spending has held up better than anticipated, and so far has prevented real GDP growth from falling into negative territory. However, recent employment trends have been negative with job losses averaging 90,000 per month during the second quarter. Debt levels for the consumer have also been rising and the percentage of consumer income needed to service interest payments is increasing. Although the seven interest rate reductions made by the Federal Reserve and a lower income tax burden are expected to ultimately benefit the consumer, concerns about employment and consumer debt levels could inhibit spending in the months ahead. As a result, the outlook for the economy appears relatively weak in the near term.

               Despite the significant decline in the major equity indices during the past year, valuations are not yet at levels from which bull markets are generally launched. The S&P 500 Index is still selling at approximately 24 times estimated 2001 earnings and 21 times next year's estimate. Historically, the price/earnings ratio for this widely followed benchmark has averaged closer to 15 times earnings. While the major capitalization weighted indices are still expensive, it is important to note that many stocks, particularly in the small and midsized capitalization sectors, are selling at valuations that appear to be attractive relative to historical norms. Although we are not completely comfortable with the current backdrop for equities, we intend to capitalize on such opportunities as we find them.

               With respect to our fund's recent investment performance, we were able to show an increase in our net asset value for the year-to-date due to the following factors: (1) an avoidance of high P/E stocks, particularly in the technology sector; (2) significant holdings of cash and fixed income securities, which have provided a cushion to a declining market; and (3) an emphasis on stocks with above average dividend yields that have benefited from a declining interest rate environment.

               Enclosed is a report of our Corporation's operations for the six months ended June 30, 2001. The unaudited net asset value per share of the Corporation's Common Stock as at June 30, 2001 was $8.89, as compared with its audited net asset value at December 31, 2000 of $8.42 per share, in both instances giving effect to the Corporation's distribution to shareholders of $.57 per share paid on January 25, 2001 to shareholders of record at the close of business on December 29, 2000. As at August 22, 2001 the unaudited net asset value per share was approximately $8.75 after further giving effect to a distribution to shareholders of $.065 per share, payable on September 11, 2001 to shareholders of record at the close of business on August 31, 2001. As at June 30, 2001 and August 22, 2001 the closing sales price for shares of the Corporation's Common Stock on the American Stock Exchange was $6.95 and $6.75 respectively. Thus, as at June 30, 2001 and August 22, 2001 the market price for the Corporation's shares represented discounts of approximately 22% and 23%, respectively, from the Corporation's net asset values at such dates.

               Certain of the Corporation's officers and directors and their associates may from time to time add to their investments in the Corporation's Common Stock by open market purchases or in private transactions. Officers and directors of the Corporation currently own beneficially, directly or indirectly, an aggregate of 1,977,396 shares (79.1% of the outstanding shares) of the Corporation's capital stock, not including 101,000 shares (4.04% of the Corporation's outstanding shares) owned by certain associates of such persons with respect to which such officers and directors disclaim any beneficial interest.






Very truly yours,



Wayne S. Reisner
President

                          STERLING CAPITAL CORPORATION
                             SCHEDULE OF INVESTMENTS
                                  June 30, 2001
                                   (Unaudited)


                                                    Number of     Market Value
                                                     Shares         (Note A)
Common & Preferred Stocks - 76.09% of net assets
Real Estate and
Real Estate Investment Trusts - 17.89%
 Camden Property Trust .........................     22,690       $  832,723
 Equity Residential Properties Trust ...........      9,950          562,673
 Chateau Communities, Inc. .....................     15,630          490,782
 Amli Residential Properties Trust .............     18,000          442,800
 Catellus Development Corp. * ..................     20,000          349,000
 Equity Office Properties Trust ................     10,000          316,300
 CarrAmerica Realty Trust 8.55% Pfd C ..........     11,000          271,370
 St. Joe Co. ...................................     10,000          268,900
 Felcor Lodging Trust Inc. .....................      9,000          210,600
 Equity Residential Properties Trust Pfd C .....      5,000          136,450
 Felcor Lodging Trust Inc 9% Pfd B .............      4,000           95,600
                                                                  ----------
                                                                  $3,977,198

Technology - 17.57%
 Network Peripherals Inc.* .....................    184,950       $2,163,915
 Koninklijke Philips Electronics NV Holdings ...     14,338          378,953
 Nam Tai Electronics Inc. ......................     25,000          375,250
 LSI Logic Corp. * .............................     10,000          188,000
 Vishay Intertechnology Inc.* ..................      8,000          184,000
 Filenet Corp. * ...............................     10,000          148,000
 Advanced Micro Devices, Inc. * ................      5,000          144,500
 Avnet, Inc. ...................................      6,000          134,520
 AMEX Technology Select Index * ................      3,000           84,510
 Motorola Inc. .................................      4,500           74,520
 Sun Microsystems Inc.* ........................      2,000           31,440
                                                                  ----------
                                                                  $3,907,608


* Non-income producing security

         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                  June 30, 2001
                                   (Unaudited)

                                            Number of    Market Value
                                             Shares        (Note A)
Financial Services - 17.35%
 MBIA, Inc. .......................          10,500      $  584,640
 Mellon Financial Corp. ...........          10,000         448,100
 J.P. Morgan Chase & Co ...........          10,000         446,000
 Fleet Boston Financial Corp. .....          10,000         394,500
 Unumprovident Corp. ..............          10,000         321,200
 Amerus Group Co. .................          10,000         314,500
 PNC Financial Services Group Inc.            4,000         263,160
 MetLife Inc. .....................           8,000         247,840
 CNA Surety Corp. .................          10,000         140,000
 KeyCorp ..........................           5,000         130,250
 Morgan Stanley Dean Witter & Co. .           2,000         128,460
 eFunds Corp * ....................           5,000          93,000
 Axa Sponsored ADR ................           2,950          83,101
 Merrill Lynch Cap Tr 7.28% Pfd. ..           3,000          75,060
 Friedman Billings Ramsey * .......          10,000          70,000
 Merrill Lynch & Co. Inc. .........           1,000          59,250
 American Express Company .........           1,500          58,200
                                                         ----------
                                                         $3,857,261

Telecommunication and Media - 7.21%
 SBC Communications Inc. ..........          10,000      $  400,600
 United States Cellular Corp * ....           6,000         345,900
 Verizon Communications ...........           6,100         326,350
 AT&T Liberty Media Group A * .....          12,000         209,880
 AT&T Wireless Services Inc. * ....           9,880         161,538
 Viacom Inc. Cl A * ...............           3,000         159,120
                                                         ----------
                                                         $1,603,388

* Non-income producing security

         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                  June 30, 2001
                                   (Unaudited)

                                                     Number of      Market Value
                                                      Shares          (Note A)
Consumer Goods - 6.97%
 Applica Incorporated * ........................      99,800       $   794,408
 Kimberly-Clark Corp. ..........................       5,000           279,500
 Black & Decker Corp. ..........................       5,000           197,300
 Newell Rubbermaid Inc. ........................       5,000           125,500
 Sara Lee Corp. ................................       5,000            94,700
 Concord Camera Corp. * ........................      10,000            59,000
                                                                   -----------
                                                                   $ 1,550,408

Healthcare - 4.07
 Aventis Spon ADR ..............................       5,000       $   399,450
 Rhone Poulenc 8.125% Pfd. .....................      10,000           254,500
 Bristol Myers Squibb Co. ......................       3,000           156,900
 Pharmacia Corporation .........................       2,070            95,117
                                                                   -----------
                                                                   $   905,967

Automotive & Transportation Services - 2.86%
 Ryder System Inc. .............................      10,000       $   196,000
 Lear Corp * ...................................       5,000           174,500
 Cooper Tire & Rubber Co. ......................      10,000           142,000
 Ford Motor Co. ................................       5,040           123,732
                                                                   -----------
                                                                   $   636,232

Paper Products - 0.86%
 Mead Corp. ....................................       7,000       $   189,980
                                                                   -----------

Office Equipment and Services - 0.66%
 Ikon Office Solutions .........................      15,000       $   147,000
                                                                   -----------

Retail - 0.65%
 May Department Stores .........................       3,000       $   102,780
 Federated Department Stores * .................       1,000            42,500
                                                                   -----------
                                                                   $   145,280

Total common and preferred stocks (cost $12,725,558)               $16,920,322
                                                                   -----------


*  Non-income producing security

         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       SCHEDULE OF INVESTMENTS - continued
                                  June 30, 2001
                                   (Unaudited)


                                                    Principal       Market Value
                                                     Amount           (Note A)
Corporate Bonds and Notes - 7.62%
 Stop and Shop Companies 9.75%
  senior subordinated note due 2/1/2002 .........  $   150,000      $   153,645
UBS GOAL 18.5%
  note due 5/28/2002 ............................      400,000          340,000
 Beneficial Corp 6.575%
  note due 12/16/2002 ...........................      250,000          255,099
 Lehman Brothers 7.25%
  senior subordinated note due 4/15/2003 ........      200,000          210,348
 Ford Motor Credit 7.5%
  note due 6/15/2003 ............................      250,000          260,020
 Goldman Sachs Group Inc 7.5%
  note due 1/28/2005 ............................      250,000          262,326
 American Home Products Corp 7.9%
  note due 2/15/2005 ............................      200,000          213,316
                                                                    -----------
Total corporate bonds and notes
      (cost $1,700,853) .........................                   $ 1,694,754
                                                                    -----------

U.S. Government Obligations - 3.66%
 U.S. Treasury Note 6.5% due 2/28/2002 ..........  $   800,000      $   814,250
                                                                    -----------
Total U.S. Government Obligations (cost $799,950)                   $   814,250
                                                                    -----------

Government Agencies - 3.17%
 Federal Home Loan Mortgage Corp. ...............
   5.75% due 7/15/2003 ..........................  $   250,000      $   254,922
 Federal Home Loan Bank
    6.11% due 12/7/2006 .........................      200,000          200,125
 Federal National Mortgage Association
    6.50% due 4/29/2009 .........................      250,000          249,922
                                                                    -----------
Total Government Agencies (cost $688,403) .......                   $   704,969
                                                                    -----------


Total Investments (cost $15,914,764) ............                   $20,134,295
                                                                    ===========


         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 2001
                                   (Unaudited)

                                     ASSETS

Investment in securities, at value
     (identified cost $15,914,764) (Note A) ....................   $ 20,134,295
Cash ...........................................................      1,991,939
Investment in real estate (cost $100,000) (Note A) .............         50,000
Receivables:
     Investment securities sold ................................         17,323
     Dividends and interest ....................................        119,665
     Other .....................................................         32,364
                                                                   ------------

Total assets ...................................................   $ 22,345,586
                                                                   ------------

                                   LIABILITIES

Payables:
     Investment securities purchased ...........................   $     84,438
     Accrued expenses and other liabilities ....................         24,151
                                                                   ------------
Total liabilities ..............................................   $    108,589
                                                                   ------------

                                   NET ASSETS

Common Stock, authorized 10,000,000 shares,
     outstanding 2,500,000 shares, $1 par value each ...........   $  2,500,000
Paid in capital ................................................     17,722,718
Excess of distributions over accumulated net investment loss ...     (6,312,942)
Excess of net realized gain on investments over distributions ..      4,157,691
Net unrealized appreciation of investments .....................      4,169,530
                                                                   ------------

Net assets .....................................................   $ 22,236,997
                                                                   ============

Net assets per outstanding share ...............................   $       8.89
                                                                   ============




         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                             STATEMENT OF OPERATIONS
                     For the Six Months ended June 30, 2001
                                   (Unaudited)

Investment income:
     Dividends .......................................      $284,497
     Interest ........................................       139,171
                                                            --------
  Total investment income ............................      $423,668
                                                            --------

 Expenses (Notes C, D and E):
     Officers' salaries ..............................      $ 87,125
     Directors' fees and expenses ....................        32,774
     Payroll taxes, fees and employee benefit.........        14,885
     Office salaries .................................        14,446
     Transfer agent and registrar fees ...............        12,759
     Equipment rentals ...............................        12,198
     Rent and Electric ...............................        10,909
     Legal, audit and professional fees ..............        10,500
     Pension and related costs .......................         9,750
     Custodian fees and expenses .....................         8,181
     American Stock Exchange listing fee .............         7,500
     Federal, state and local taxes ..................         5,115
     Insurance .......................................         3,858
     Miscellaneous ...................................         3,151
                                                            --------
       Total expenses ................................      $233,151
                                                            --------
Net investment income ................................      $190,517
                                                            --------





                                   (continued)



         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                        STATEMENT OF OPERATIONS-continued
                     For the Six Months ended June 30, 2001
                                   (Unaudited)


Net investment income (from previous page) .................      $  190,517
                                                                  ----------

Net gain on investments (Notes A and B):
     Realized gain from securities transactions:
     Long transactions:
       Proceeds from sales .................................       2,857,671
       Cost of securities sold .............................       2,010,031
                                                                  ----------
       Net realized gain from long transactions ............         847,640
                                                                  ----------

     Short sale transactions:
       Proceeds from securities sold short .................         174,882
       Cost of securities purchased to cover short sales ...         161,256
                                                                  ----------
       Net realized gain from short sale transactions ......          13,626
                                                                  ----------

Net realized gain ..........................................         861,266
                                                                  ----------

     Unrealized appreciation of investments:
     Beginning of period ...................................       4,040,928
     End of period .........................................       4,169,530
                                                                  ----------
     Net increase in unrealized appreciation ...............         128,602
                                                                  ----------

Net realized and unrealized gain on investments ............         989,868
                                                                  ----------

Net increase in net assets resulting from operations .......      $1,180,385
                                                                  ==========


         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                       STATEMENT OF CHANGES IN NET ASSETS
               For the six months ended June 30, 2001 (unaudited)
                              and December 31, 2000


                                                            Six Months
                                                               ended           Year Ended
                                                              June 30,         December 31,
                                                                2001              2000
                                                            ------------      ------------
From investment activities:
  Net investment income ..............................      $    190,517      $    243,329
  Net realized gain from securities transactions .....           861,266         1,351,489
  Net change in unrealized appreciation (depreciation)           128,602        (1,488,064)
                                                            ------------      ------------

Increase in net assets derived from
  investment activities ..............................         1,180,385           106,754

Distributions to shareholders (Note F) ...............                 0        (1,487,500)

Net Assets:
  Beginning of year ..................................        21,056,612        22,437,358
                                                            ------------      ------------

  End of  period .....................................      $ 22,236,997      $ 21,056,612
                                                            ============      ============




         The accompanying notes are an integral part of these statements

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2001
                                   (Unaudited)

Note A - Significant Accounting Policies

               Sterling Capital Corporation (the "Corporation") (formerly known as The Value Line Development Capital Corporation) is registered under the Investment Company Act of 1940, as amended (the "Act"), and is a diversified, closed-end investment company. The Corporation operates exclusively as an internally managed investment company whereby its own officers and employees, under the general supervision of its Board of Directors, conduct its operations. The following is a summary of significant accounting policies consistently followed, in all material respects, by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(1) Security Valuation

               Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price, except for short positions and call options written, for which the last quoted asked price is used. Investments in real estate are valued at fair value as determined by the Board of Directors.

(2) Federal Income Taxes

               The Corporation's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") that are applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders.

               The Corporation for the fiscal year ending December 31, 2001 will probably be a "personal holding company" under the Code, since five or fewer shareholders own directly or indirectly more than 50% in value of the Corporation's outstanding stock, and more than 60% of the Corporation's adjusted ordinary income will probably be "personal holding company income". As a personal holding company, the Corporation will be subject to penalty taxes unless it distributes to its shareholders an amount at least equal to its otherwise undistributed personal holding company income, net of appropriate deductions applicable thereto. It is anticipated that the Corporation will not have any undistributed personal holding company income for the year ended December 31, 2001. Personal holding company income does not include the excess, if any, of net realized long-term capital gains over net realized short-term capital losses, less any Federal income tax attributable to such excess. The Corporation has considered methods of minimizing the possible tax impact of being a personal holding company, and if appropriate, will make sufficient distributions to shareholders so that the Corporation will not be subject to such penalty tax.

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2001
                                   (Unaudited)

 (3) Securities Transactions Valuation

               Securities transactions are accounted for on the date the securities are purchased or sold (trade date), dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Gains and losses from securities transactions were computed on the identified cost basis.

(4) Distributions to Shareholders

               Dividends to shareholders are recorded on the dividend declaration date.

(5) Use of Estimates

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note B - Securities Transactions

               The following summarizes all securities transactions by the Corporation for the six months ended June 30, 2001:


Purchases (excludes $500,000 of short term corporate commercial paper).....$4,585,446

Sales (excludes $1,500,000 of short term corporate commercial paper).......$2,510,031

               Net realized and unrealized gain on investments for the six months ended June 30, 2001 was $989,868. This amount represents the net increase in value of investments held during the period. The components are as follows:

              Long transactions ....................     $976,242
              Short transactions....................       13,626
                                                         --------
              Net gain on investments ..............     $989,868
                                                         ========

               As of June 30, 2001 gross unrealized appreciation and (depreciation) of the corporation's securities portfolio were as follows:


              Unrealized appreciation...............    $4,463,431
              Unrealized depreciation...............      (293,901)
                                                        ----------
              Net unrealized appreciation...........    $4,169,530
                                                       ===========

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2001
                                   (Unaudited)

Note C - Rent

               The Corporation sublets a portion of office space at 635 Madison Avenue, New York, NY, from Windy Gates Corporation ("Windy Gates"), a corporation controlled by Walter Scheuer, the Chairman of the Board of Directors and principal shareholder of the Corporation. The term of the Windy Gates lease expires on June 30, 2004. The term of the sublease to the Corporation expires on June 30, 2004. The annual rental obligation of these premises is being allocated between the Corporation and Windy Gates on the basis of each such party's use of this space. The Corporation's current net annual expense for this space is approximately $22,000.

Note D - Other Transactions with Affiliates

               Aggregate remuneration paid or accrued by the Corporation for the six months ended June 30, 2001 to certain persons who were "affiliated persons" within the meaning of the Act, was as follows:

              Officers' salaries ........................        $  87,125
              Directors' fees ...........................           30,000

               Incident to the sublease arrangements for office space at 635 Madison Avenue referred to in Note C above, Mr. Scheuer and the Corporation, have allocated certain of the expenses incurred in connection with each of such party's use of various services located thereat, including office equipment and secretarial, administrative and internal accounting personnel. For the six months ended June 30, 2001, Mr. Scheuer and the Corporation paid or accrued approximately $273,000 and $35,000, respectively, in connection with the allocation of expenses incurred with respect to the use of such services. In addition, during the period certain persons who are also officers of the Corporation rendered services to Mr. Scheuer personally for which they received compensation from Mr. Scheuer.

Note E - Pension Plan

               The Corporation terminated its defined benefit pension plan effective December 31, 2000. Under the terms of the plan all employees entitled to benefits under the plan will be paid their benefits on or about December 31, 2001. The plan has sufficient assets to cover all of its obligations to employees without any further contribution from the Corporation.

                          STERLING CAPITAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2001
                                   (Unaudited)

Note F - Distributions to Shareholders

               On January 25, 2001 the Corporation paid a cash distribution of $.57 per share to shareholders of record at the close of business on December 29, 2000. The Corporation believes that the entire amount of the distribution should be treated as a distribution of net capital gains and "investment company taxable income" to shareholders and for Federal income tax purposes was taxable to calendar year shareholders in 2000 even though the distribution was paid to shareholders in 2001. The Board of Directors determined that of the aggregate amount of the distribution ($1,425,000), $150,000 be considered a charge on the Corporation's books against net investment income and $1,275,000 be considered a charge on the Corporation's books against net realized gains. Detailed information with respect to the distribution has been provided to each shareholder.

               On August 16, 2001 the Board of Directors of the Corporation declared a cash distribution of $.065 per share, payable September 11, 2001 to shareholders of record at the close of business on August 31, 2001. The entire amount of the distribution represents a distribution of net capital gains and "investment company taxable income" to shareholders realized by the Corporation during 2000 that was not previously distributed to shareholders. The Corporation believes that the entire amount of the distribution should be treated as a distribution of net capital gains and "investment company taxable income" to shareholders and for Federal income tax purposes is taxable to such calendar year shareholders in 2001 even though the distribution represents net capital gains and "investment company taxable income" realized by the Corporation during 2000. The Board of Directors determined that of the aggregate amount of the distribution ($162,500), $86,011 be considered a charge on the Corporation's books against net investment income and $76,489 be considered a charge on the Corporation's books against net realized gains. Detailed information with respect to the distribution will be provided to each shareholder.

                          STERLING CAPITAL CORPORATION
                              FINANCIAL HIGHLIGHTS



Selected data for each share of capital stock outstanding throughout each period:


                                                                               Year Ended December 31
                                               Six Months                     ------------------------
                                                 ended             2000       1999      1998         1997       1996
                                              June 30, 2001        ----       ----      ----         ----       ----
                                              (Unaudited)(1)                          (Audited)
                                             ---------------                          --------
Investment income ........................      $    .17        $   .30     $   .25     $   .26     $  .30     $  .27
Expenses .................................           .09            .21         .21         .21        .22        .21
                                                 -------         ------      ------      ------      -----      -----
Net investment income ....................           .08            .09         .04         .05        .08        .06

Distributions of net realized
capital gains ............................            --           (.51)       (.51)       (.04)      (.82)      (.36)

Distributions of net investment income ...            --           (.08)       (.04)       (.05)      (.06)      (.06)

Net realized gain (loss) and increase
(decrease) in unrealized appreciation ....           .39           (.05)       1.00         .30        .87       1.02
                                                 -------         ------      ------      ------      -----      -----

Net increase (decrease) in net asset value           .47           (.55)        .49         .26        .07        .66
Net asset value:
   Beginning of period ...................          8.42           8.97        8.48        8.22       8.15       7.49
                                                 -------         ------      ------      ------      -----      -----
   End of period .........................      $   8.89        $  8.42     $  8.97     $  8.48     $ 8.22     $ 8.15
                                                 =======         ======      ======      ======      =====      =====

Ratio of expenses to average net assets ..           1.0%           2.4%        2.4%        2.5%       2.6%       2.6%

Ratio of net investment income to
average net assets .......................            .9%           1.0%         .4%         .5%        .9%        .8%

Portfolio turnover .......................            15%            49%         37%         41%        40%        57%

Number of shares outstanding at end
of each period (in 000's) ................         2,500          2,500       2,500       2,500      2,500      2,500



(1) Not annualized

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



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                                 PRIVACY POLICY


               The Sterling Capital Corporation (the "Corporation") respects the rights of its shareholders to privacy. However, to conduct and process its shareholder's business in an accurate and efficient manner, the Corporation may collect certain information about its shareholders. Generally, the Corporation does not receive any non-public personal information relating to its shareholders, although certain non-public personal information may become available to the Corporation. The Corporation does not disclose any information about its shareholders except to its affiliates, service providers (like the Corporation's transfer agent) and as otherwise permitted by law. To protect shareholders' personal information, the Corporation only permits access to personal information by its authorized representatives. The Corporation also maintains procedural safeguards to guard the personal information of shareholders.




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